SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 21, 2004


                           PHSB Financial Corporation
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             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                0-33419                 25-1894708
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(State or other jurisdiction     (SEC File No.)    (IRS Employer Identification
      of incorporation)                                      Number)


744 Shenango Road, Beaver Falls, Pennsylvania                   15010
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (724) 846-7300
                                                          --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated January 21, 2004.

Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

         On January 21, 2004, PHSB Financial Corporation issued a press release to report earnings for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PHSB FINANCIAL CORPORATION




Date:    January 21, 2004                By:      /S/Richard E. Canonge
                                                  ------------------------------
                                                  Richard E. Canonge
                                                  Chief Financial Officer